NorCap Funds, Inc.

Supplement to Statement of Additional Information, Dated October 28, 2004

NorCap Growth Fund

This Supplement updates certain information contained in the currently effective Statement of Additional Information for the above-referenced fund (the “Fund”).

The Statement of Additional Information is being supplemented to reflect a change in the Board of Directors of the Fund.  Effective March 8, 2005, Jeffrey Bernstein was appointed to serve on the Fund’s Board of Directors. Mr. Bernstein will serve until his successor is duly appointed and qualified. On March 15, 2005, Kirsten Spira resigned as a director of the Fund; Ms. Spira’s resignation was effective immediately.

The date of this Supplement is April 14, 2005.  Please retain this Supplement with the Statement of Additional Information.